                            DESTRON FEARING CORPORATION
                                 WARRANT AGREEMENT


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS AN EXEMPTION THEREFROM IS AVAILABLE.

     This Warrant Agreement (this "Agreement") is entered into as of March 15, 1999 by and between Destron Fearing Corporation, a Delaware corporation (the "Company"), and Data Sales Co., Inc., a Minnesota corporation, or its assignees (the "Holder").

                                      RECITALS

     WHEREAS, the Company has agreed to grant to Holder warrants to purchase shares of Company Common Stock in exchange and in consideration of certain financing.

     NOW, THEREFORE, BE IT RESOLVED, the parties agree hereto as follows:

1.   DESCRIPTION; EXECUTION.

          (a) The Company agrees to issue to the Holder and the Holder agrees to accept the Warrant Certificate evidencing the right to purchase up to two hundred seventy-five thousand (275,000) shares (the "Warrant Shares") of the Company's $0.01 per share par value common stock ("Common Stock") at the "Exercise Price" (as defined below). The Warrant Certificate shall be substantially in the form annexed hereto as Exhibit A.

          (b) This Agreement shall be executed on behalf of the Company by its President. Upon delivery of this Warrant to the Holder, this Agreement shall be binding upon the Company, and the Holder shall be entitled to all the benefits set forth herein.

2.   TERM OF WARRANT.

     The Warrant shall become exercisable at any time after the date hereof, and remain exercisable, subject to the conditions set forth in Section 3, until the close of business on March 15, 2004 (the "Expiration Date").

3.   EXERCISE OF WARRANT.

          (a) Subject to subsection 3(b) below, at any time until the Expiration Date, the Holder shall have the right to purchase from the Company (and the Company shall promptly issue to the Holder) up to two hundred seventy-five thousand (275,000) fully-paid and nonassessable shares of Company Common Stock at the Exercise Price (as defined below), by surrendering the appropriate Warrant Certificate and the Subscription Form attached hereto to the Company at its executive offices and paying the aggregate Exercise Price for the shares to be purchased, in cash or by check or shares of Company Common Stock.

          (b) The Warrant may be exercised in whole and in part but not in increments of less than 100 shares. In case of a partial exercise, the Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the purchase of the number of shares not purchased upon such partial exercise shall be issued by the Company to the Holder hereof. The Warrants shall be deemed to have been exercised immediately prior to the close of business on the date of their surrender for exercise as provided above, and the person or entity entitled to receive the shares of Common Stock issuable upon the exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. Prior to any such exercise, neither the Holder nor any person entitled to receive shares issuable upon exercise shall be, or have any of the rights of, a shareholder of the Company. Except as provided in Section 5.1, no adjustment shall be made for dividends or other stockholder rights for which the record date is prior to the date of exercise. As soon as practicable on or after such date, the Company shall issue in the name of, and deliver to the person or persons entitled to receive, a certificate or certificates for the full number of shares of Common Stock issuable upon such exercise.

4. EXERCISE PRICE. The initial exercise price for each share of Common Stock issuable pursuant to the Warrant shall be One and 00/100 Dollars ($1.00) per Warrant Share, adjusted as provided below (the "Exercise Price"). The Exercise Price may be paid, at the election of the Holder, in cash, cashier's check and/or by delivering shares of Common Stock having a "Current Fair Market Value" (as defined below) equal to the Exercise Price, including shares which would be deliverable upon exercise of the Warrants (a "cashless exercise"). The Holder may elect to effectuate a cashless exercise by delivering to the Company a written notice of its exercise, stating the number of Warrants to be exercised and that the Exercise Price shall be paid by cancelling Warrants representing the right to purchase a number of Warrant Shares having a value equal to such Exercise Price. The value of such cancelled Warrants shall be the Current Fair Market Value of the Company Common Stock on the date such notice is first sent or given less the Exercise Price therefor.

5. EXERCISE PRICE ADJUSTMENTS FOR CERTAIN SPLITS AND COMBINATIONS. The Exercise Price of the Warrants shall be subject to adjustment from time to time as follows.

          (a) In the event the Company should at any time or from time to time after the date of this Warrant Agreement ("Grant Date") fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision, if no record date is fixed), the Exercise Price of the Warrants shall be proportionately decreased and the number of shares of Common Stock issuable on exercise of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

          (b) If the number of shares of Common Stock outstanding at any time after the Grant Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Exercise Price for the Warrants shall be proportionately increased and the number of shares of Common Stock issuable on exercise of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

     5.2 OTHER DISTRIBUTIONS. In the event this Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 5.1(a), then, in each such case for the purpose of this Section 5.2, the Holders of the Warrants shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Warrants are convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

     5.3 RECAPITALIZATIONS. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 5), provision shall be made so that the Holders of the Warrants shall thereafter be entitled to receive upon exercise of the Warrants the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon exercise would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the Holders of the Warrants after the recapitalization to the end that the provisions of this Section 5 (including adjustment of the Exercise Price then in effect and the number of shares purchasable upon exercise of the Warrants) shall be applicable after that event as nearly equivalent as may be practicable.

     5.4 NO IMPAIRMENT. This Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer or assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Company, but it will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holders of the Warrants against impairment.

     5.5 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Exercise Price of Warrants pursuant to this
          Section 5, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each Holder of Warrants a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Company shall, upon the written request at any time of any Holder of Warrants, furnish or cause to be furnished to such Holder a like certificate setting forth (a) such adjustment and readjustment, (b) the Exercise Price for such warrants at the time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of the then outstanding Warrants.

     5.6 NOTICES OF RECORD DATE. In the event of any taking by this Company of a record of the Holder of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this Company shall mail to each Holder of Warrants, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     5.7 RESERVATION OF STOCK ISSUABLE UPON EXERCISE. This Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of all outstanding Warrants to purchase all shares of Common Stock underlying the Warrants; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of all outstanding Warrants to purchase all shares of Common Stock underlying the Warrants, in addition to such other remedies as shall be available to the Holder of such Warrants, this Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in its best efforts to obtain the requisite shareholder approval of any necessary amendment to its Certificate of Incorporation.

     5.8 NOTICES. Any notice required by the provisions of this Section 5 to be given to the Holders of Warrants shall be given as provided in
          Section 9.1.

6.   REGISTRATION RIGHTS.

     6.1  DEFINITIONS.

          (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act of 1933, as amended (the "Securities Act").

          (b) "Registrable Securities" shall mean (x) shares of Common Stock issuable upon exercise of the Warrants and (y) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (x) above; provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public.

          (c) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

          (d) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses of any regular or special audits incident to or required by any such registration, but shall not include selling expenses and fees and disbursements of counsel for the Holder.

          (e) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          (f) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     6.2 "PIGGYBACK" REGISTRATION. During the period beginning with the Grant Date and ending 5:00 p.m., Central Time, on March 15, 2004, if the Company shall determine to register any of its shares of Common Stock in a firm commitment public offering for its own account, other than a registration relating solely to a Rule 145 transaction on Form S-4 or any successor registration statement, a registration on Form S-8 or any successor registration statement, or a registration on any registration form that does not permit secondary sales, the Company will:

          (a)  promptly give to Holder written notice thereof;

          (b) use its best efforts to include in such registration (and any related qualification under the blue sky laws or other compliance), except as set forth in Sections 6.4 and 6.5 below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by Holder within twenty (20) days after the written notice from the Company described in clause 6.2(a) above is given, which written request may specify all or a part of Holder's Registrable Securities; and

          (c) pay all Registration Expenses, other than the selling expenses of Holder's Registrable Securities.

     6.3  DEMAND REGISTRATION.

          (a) In the event that the Company has not registered the Registrable Securities on or before March 15, 2001, then for the period from March 15, 2001 until 5:00 p.m., Central Time, on March 15, 2004, the Holder shall be entitled to one demand registration of the Registrable Securities on the following terms and conditions:

               (i) The Company shall have received a written request of the Holders requesting registration of all Registrable Securities (a "Demand"); and

               (ii) Such demand registration rights may not be exercised (A)
                    after the Company has initiated any previous demand registration or (B) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration.

     Within twenty (20) days after delivery of such written notice, the Company shall file with the Commission the registration including all Registrable Securities.

     6.4 UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice.
          In such event, the right of the Holder to registration pursuant to this Section 6 shall be conditioned upon Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

     6.5 EXCLUSION OF REGISTRABLE SECURITIES. Notwithstanding any other provisions of this Section 6, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise the Holder, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter to the Holder, pro rata with any other holders of Common Stock having registration rights. If a Holder does not agree to the terms of any such underwriting, such Holder shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          If shares of the Holder are so withdrawn from the registration or if the number of shares of Registrable Securities of the Holder to be included in such registration was previously reduced as a result of marketing factors, in any subsequent registration in which the Holder is permitted to participate under this Section 6, the Company shall then offer to the Holder the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion pro rata amongst those persons requesting inclusion.

     6.6 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to Section 6, the Company will keep Holder advised in writing as to the initiation of each registration and as to the completion thereof, at its expense, and the Company will use its best efforts to:

          (a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (x) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (y) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, but only if Rule 415 under the Securities Act, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange
               Act of 1934 in the registration statement;

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Holder from time to time may reasonably request;

          (d) Notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of Holder, prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

          (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

          (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

          (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

7.   FRACTIONAL SHARES; ISSUANCE OF SHARES; LEGENDS.

     7.1 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of Company Common Stock on the exercise of a Warrant. If any fraction of a share of Common Stock would, except for the provisions of this Section 7, be issuable on the exercise of a Warrant (or specified portion thereof), the Company shall in lieu thereof pay an amount in cash equal to the then Current Fair Market Value, multiplied by such fraction. For purposes of this Agreement, the term "Current Fair Market Value" shall mean (i) if the Common Stock is traded in the over-the-counter market and not quoted on The Nasdaq SmallCap Market or The Nasdaq National Market or on any national securities exchange, the average of the per share closing bid prices of the Common Stock on the 10 consecutive trading days immediately preceding the date in question, as reported by Nasdaq or an equivalent generally accepted reporting service, or (ii) if the Common Stock is quoted on The Nasdaq SmallCap Market or The Nasdaq National Market or on a national securities exchange, the average for the 10 consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Stock as quoted on The Nasdaq SmallCap Market or The Nasdaq National Market or on the principal stock exchange on which it is listed, as the case may be, or (iii) if the Common Stock is not publicly traded or quoted on The Nasdaq SmallCap Market or The Nasdaq National Market, the fair market value as determined by the Board of Directors of the Company based on (with appropriate adjustments) the most recent purchases of the Company's Common Stock and/or other relevant factors, including the Company's income and assets or evaluation reports received by the Company.

     7.2 ISSUANCE OF SHARES. All shares of Common Stock issued upon exercise of a Warrant will be duly authorized, validly issued, fully paid and nonassessable.

     7.3 LEGENDS. If the Common Stock to be issued upon exercise of this Warrant has not been registered under the Securities Act of 1933, as amended, then the stock certificates representing such shares of Common Stock shall bear a legend substantially in the following form:

          THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS AND ARE RESTRICTED SECURITIES. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND STATE SECURITIES LAWS.

8. TRANSFERABILITY. The Warrant or the Shares of Company Common Stock underlying the Warrant may be transferred and the Company shall be required to register any transfer on the books of the Company; provided, however, the Company may request an opinion of counsel satisfactory to it prior to such transfer that registration under the Securities Act and applicable state securities laws is not required in connection with the transaction resulting in such transfer. Each new Warrant or Company Common Stock certificate issued upon any transfer as above provided shall bear an appropriate investment legend, except that such Warrant or Company Common Stock certificate shall not bear such restrictive legend if the opinion of counsel referred to above is to further effect that such legend is not required in order to establish compliance with the provisions of the Securities Act or if such transfer is made in accordance with the provisions of Rule 144(k) promulgated under the Securities Act. The Warrant may also be transferred by will or by devise and by the laws of descent.

9.   MISCELLANEOUS.

     9.1 NOTICES. All notices, requests, demands and other communications required or permitted to be given hereunder shall be deemed to have been duly given if in writing and delivered personally, given by prepaid telegram, or mailed first class, postage prepaid, registered or certified mail, return receipt requested, to the following addresses:

          If to the Company:       Destron Fearing Corporation
                                   490 Villaume Avenue
                                   South St. Paul, Minnesota  55075
                                   Attention:  President

          With a copy to:          Winthrop & Weinstine, P.A.
                                   3000 Dain Rauscher Plaza
                                   60 South Sixth Street
                                   Minneapolis, Minnesota  55402
                                   Attention:  Michele D. Vaillancourt, Esq.

          If to the Holder:        Data Sales Co., Inc.
                                   3450 West Burnsville Parkway
                                   Burnsville, MN  55337
                                   Attention:  President

          With a copy to:          Gregory VanGompel, Esq.
                                   Data Sales Co., Inc.
                                   3450 West Burnsville Parkway
                                   Burnsville, MN  55337

     Any party may change the address to which such communications are to be directed to it by giving written notice to the other party pursuant to the terms of this Section. Except as otherwise provided in this Warrant, all notices shall be deemed to be given when delivered in person, or if placed in the mail as aforesaid, then two (2) days thereafter.

     9.2 MODIFICATIONS. The parties may, by mutual consent, amend, modify, supplement and waive any right under this Warrant in any manner agreed by them in writing at any time.

     9.3 ENTIRE AGREEMENT. This Agreement, and any documents, instruments or agreements specifically referred to herein, set forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof.

     9.4 HEADINGS. The section and paragraph headings contained in this Agreement are for convenient reference only, and shall not in any way affect the meaning or interpretation hereof.

     9.5 GOVERNING LAW; ARBITRATION. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without any regard to the choice of law provisions thereof. Any dispute arising under this Agreement shall be resolved by binding arbitration under the rules of commercial arbitration of the American Arbitration Association in Ramsey County, Minnesota.

     9.6 SEVERABILITY. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, it shall be deemed severable from the remaining provisions of this Agreement, which shall remain in full force and effect.

     9.7 WAIVER. No waiver of any provision of this Agreement or any breach thereof shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) or any other breach hereunder nor shall such waiver constitute a continuing waiver.
          Either party may waive performance of any provision of this Agreement, the non-performance of which would otherwise constitute a breach of this Agreement, including, but not limited to, the non-performance of any condition precedent to such party's performance, without affecting the enforceability of this Agreement or the provisions contained herein.

     9.8 HEIRS, SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, successors and assigns of the parties hereto. Holders may transfer and assign the Warrants only as provided in
          Section 8, and any assignment in violation of the foregoing shall be void.



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

     9.9 ATTORNEYS' FEES. If any legal action is instituted to enforce or interpret the terms of this Agreement, the prevailing party in such action shall be entitled to actual attorneys' fees in addition to any other relief to which the party is entitled.

     IN WITNESS WHEREOF, the parties have executed this instrument as of the date first written above.

                                   Destron Fearing Corporation,
                                   a Delaware corporation


                                   By:  /s/  Randolph K. Geissler
                                        ------------------------------------
                                        Randolph K. Geissler, President and
                                        Chief Executive Officer

                                   "HOLDER"

                                   Data Sales Co., Inc.,
                                   a Minnesota corporation


                                   By:  /s/ R. C. Breckner
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                                        Ronald Breckner

                                   Its: President
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                                        Title Typed or Printed



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